PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2019
Description of prepaid expenses and other current assets
	December 31, 2019	December 31, 2018
Other receivable(1)	$234,710	$94,106
Interest receivable(2)	-	163,502
Others prepaid expenses(3)	104,550	28,444
Subtotal	339,260	286,052
Allowance for doubtful accounts	-	-
Prepaid expenses and other current assets, net	$339,260	$286,052